NAREIT “REITWeek” New York City
June 7-8, 2016


KUEHNE+NAGEL
Kuehne & Nagel, Camp Creek Business Park, Atlanta Airport Submarket

RELIABLE. ANSWERS.

Duke REALTY

Contents



Strategy for Increasing Shareholder Value

Continued improvement in asset quality

- Industrial – Grow the overall portfolio mainly through development and select strategic acquisitions. Maintain best in class quality in strategic distribution corridors.
- MOB – Continue to grow through development. Maintain best in class quality with top rated health systems.

Grow cash flow (AFFO) and net asset value (NAV)

- Maintain occupancy with best in class portfolio
- Improved rent growth through rental rate increases and annual escalations
- Focus on minimization of capital expenditures
- Value creation through delivery of development projects and monetization of land


ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

Continue to improve overall leverage profile

- Fund development and debt maturities with disposition proceeds
- Balance debt maturities and reduce weighted average borrowing costs
- Improve credit profile to BBB+ levels

Portfolio Overview: Product and Geographic Evolution

BY PRODUCT



MOB 5%
Office 55%
Industrial 36%
Retail 4%
2009
MOB 19%
Office 7%
Industrial 74%
3/31/16
Office 1%
MOB 21%
Industrial 78%
12/31/16

BY GEOGRAPHY



East 34%
West 13%
Central 53%
2009
East 39%
West 21%
Central 40%
3/31/16
East 41%
West 22%
Central 37%
12/31/16


Park 840 (Starbucks), Nashville, TN
1009

ASSET STRATEGY
INDUSTRIAL PORTFOLIO

Industrial Strategy

- Leverage 40 years of industrial operating and development experience as primary driver of company growth
- Focus on larger, modern bulk distribution product which results in higher credit quality tenants with fewer overall tenants to manage
- Geographic strategy focused on major markets (“Tier 1”) in key trucking, rail and shipping corridors
- Growing NOI stream with contractual rent escalations and increasing rental rates on rollover; capture improving market rent growth; low capex
- Leverage expertise in e-commerce and supply chain reconfiguration along with key long term relationships with national tenants
- Utilize land positions in existing markets to grow platform through higher yield development

Premier Quality Industrial Portfolio


Building Size Breakdown
<100K SF:
6%
6 Million
Total SF
100K-500K SF:
52%
59 Million
Total SF
48 Million
Total SF
>500K SF:
42%
Note: Figures represent in-service population at pro rata ownership share


Average Tenant Size
(in square feet)
27K
99K
528K
<100K SF
100K-500K SF
>500K SF


Occupancy
93%
97%
95%
<100K SF
100K-500K SF
>500K SF
Note: Figures represent in-service population at pro rata ownership share

Industrial Geographic Concentration



Seattle
Minneapolis-St. Paul
Northern California
Chicago
Columbus
Pennsylvania
New Jersey
Indianapolis
Baltimore
Southern California
St. Louis
Washington DC
Cincinnati
Raleigh
Nashville
Dallas
Atlanta
Savannah
Houston
Central Florida
South Florida
2009 Concentration
2016 Q1 Concentration(1)
< $100MM
$100MM – $200MM
$200MM – $300MM
$300MM – $400MM
> $400MM

- Industrial portfolio has doubled to $5.8B since December 2009.
- Tier 1 market NOI[(1)]:

Chicago	10.1%
Atlanta	8.0%
Dallas	7.7%
South Florida	7.5%
So Cal.	4.8%
Pennsylvania	3.4%
New Jersey	3.0%
	44.5%

(1)Includes under development properties at projected stabilized figures.

In-Service Industrial Portfolio – Peer Comparison


U.S. Industrial Exposure
(in millions of square feet)
< 100K SF
100K-500K SF
> 500K SF
275
39
160
76
PLD
113
6
59
48
DRE
80
11
44
25
LPT
63
9
39
15
DCT
61
15
32
14
FR
54
4
41
10
STAG
35
19
16
EGP

Source: Estimates based on pro rata ownership percent of domestic, industrial-only facilities per Q1 supplemental reports. Building count by size allocations per CoStar database.

Facilities for the Modern Customer

Bldg Size Comparison

Average sf per building in 000's


282
89% larger
149
DRE
Peers

Industrial Peers include DCT, EGP, FR, LPT, PLD, STAG. Per CoStar. DRE figure includes under development.

Age Comparison

In Years


44% younger
10
18
DRE
Peers

DRE Maintenance Capex by Age

Average annual cost per SF


$0.02
$0.08
$0.14
10
10-20
20+

Age of Bldg. DRE measurement basis from facilities owned during 2006-2015

National Average Rent


$5.73
12.4% higher rents
$5.09
2005 or Newer
Older than 2005

Logistics facilities only. Average market rent per square foot weighted at the building level (NOT weighted by region). Based on 38 CBSA's compiled by CoStar, representative of DRE's markets.

E-Commerce Secular Tailwinds Driving Outsized Demand for Modern Space in Tier 1 Markets

% of Retail Sales Represented by Ecommerce



Top 8 eCommerce Growers*
20%
25%
CAGR
8%
2010
2015
Total Retail
15%
CAGR
7%
4%
2010
2015

"Top eCommerce Growers" defined by Green Street Advisors as Williams Sonoma, Macy's, Nordstrom, Kohl's, American Eagle, Gap, The Finish Line, Foot Locker
Source data: Green Street Advisors

Logistics Facilities for the Modern Customer


Year Built: 2014
1,015,740 SF


Year Built: 1999
437,000 SF
460'
950'

Feature	Modern Requirement
Car Parking	20-50% More
Truck Court Depth	160', up from 110'/120' (~ 40% increase)
Trailer Parking	More due to inventory turnover and per regulation

Column Spacing



Modern	15-20 Yrs Old
~ 50' x 50'	~ 40' x 40'

Building Clear Height



Modern	15-20 Yrs Old
32' to 40'	28'

Leading the Nation in E-commerce Relationships

amazon BON-TON carter's Crate&Barrel Walmart Save money. Live better.

RH RESTORATION HARDWARE



AA 21
AA 23
25

STAPLES

TigerDirect

Innotrac

GNC LIVE WELL.

weber

HD SUPPLY ULTA BEAUTY Room&Board follett HIGHER EDUCATION GROUP


St. Vincent
WOMEN'S CENTER
St. Vincent Women's Medical Center, Indianapolis, IN

ASSET STRATEGY
MEDICAL OFFICE PORTFOLIO

Medical Office Platform Enhances Risk-adjusted Returns

- Growth industry with recession resistant performance
- Best in class development team able to produce consistent development opportunities through economic cycles
- Substantially all on-campus and/or aligned with major hospital systems
- Long term leases averaging nearly 13 years
- Consistent NOI growth with typical leases including 2-3% annual net rent escalations and expense increase pass-throughs

Medical Office - Market Drivers

Annual Doctor Visits by Age



2.3
2.7
6.9
Under 45
45 -64
Over 65
Source: BMO Capital Markets

Outpatient Visits in Secular Upswing



Visits or Stays per 1,000 Persons
2,500
2,000
1,500
1,000
500
0
1990
2013
Outpatient
Inpatient
Source: AHA Annual Trendwatch Chartbook

- Aging patient population
- Continued expansion of The Affordable Care Act
- Mergers and acquisitions of both the Payers and Providers
- Need for systems to control entire Continuum of Care

Medical Office Portfolio

	In-Service	Under Development	Total
Properties	75	8	83
Square Feet	6.1 M	532K	6.6 M
Investment $	$1.5 B	$205 M	$1.7 B
Annual NOI $ (1)	$114 M	$15 M	$129 M
Leased Occupancy	96%	78%	94%

As of 3/31/16
(1) In-service represents actual annualized NOI for most recent quarter. Under development represents estimated stabilized NOI.



MOB Off-Campus 2%
MOB Aligned w/ Health System 23%
MOB On-Campus 75%

Investment by product type

Top Health System Relationships

Health System	Credit Rating (Moody's)	Rentable SF	% of Total Square Feet
Baylor Scott & White	Aa3	1,108,000	17.9%
Ascension Health	Aa2	454,000	7.4%
Catholic Health Initiatives	A2	382,000	6.2%
Health & Hospital Corp Marion County	Aa1	274,000	4.4%
Adventist Health	Aa2	242,000	3.9%
Veterans Administration	Aaa	224,000	3.6%
Carolinas Health	Aa3	190,000	3.1%

Overall 49% of space leased to "A" or better rated tenants

Lease Expirations

(% of Avg. Annual Rental Revenue)



1%
3%
8%
6%
7%
5%
6%
2016
2017
2018
2019
2020
2021
2022

As of 3/31/16

Best in Class Platform

Peer Comparison

	DRE	HCN	HCP	HR	HTA	VTR
Portfolio Size						
Number of Properties	83	249	227	199	314	369
Square Feet (in MM's)	6.6	16.6	17.1	14.9	16.2	20.4
Total Investment (in $MM's)	$1,688	N/A[1]	$3,475	$3,387	$3,806	$5,185
Operating Statistics						
Average Age[2]	7 yrs	11 yrs	22 yrs	N/A	N/A	N/A
Square Feet / Property	79k SF	67k SF	75k SF	75k SF	52k SF	55k SF
Est'd Annualized NOI $ / SF	$19.7	$20.4	$15.8	$16.1	$18.2	$19.1
In-Service Occupancy	95.6%	94.8%	91.9%	87.9%	92.1%	91.9%
Same Prop NOI Growth	5.9%	2.6%	2.1%	5.4%	3.0%	2.1%
% of MOB's On-Campus / Aligned[3]	97.8%	95.4%	94.8%	93.0%	97.0%	96.0%

(1) HCN discontinued reporting Total Investment $ by product type in 1Q15, therefore, metrics above tied to Investment $ is not attainable. For reference, Total Investment $ for HCN Outpatient Medical was $3.98B at December 31, 2014.
(2) Average age per disclosure or weighted on average investment basis per latest 10K filing
(3) On-Campus / Aligned refers to a property that is 1) located on or adjacent to a healthcare system, 2) off-campus and leased 50% or more to a healthcare system, or 3) an ASC / specialty hospital with a hospital partnership interest

Sources: Per quarterly Company filings/Financial Supplements for HCP, VTR, HCN, HR, & HTA.
DRE HC per quarterly Company filings/Financial Supplements & HC Portfolio Analysis & Projections.


Legacy Commerce Center Brownfield Development, Linden, NJ

ASSET STRATEGY
DEVELOPMENT CAPABILITIES

Development Strategic Advantages

- Over 40 years of experience in development
- Land held for development is located in strategic locations that can support more than 27 million square feet of Industrial development
- Strategic relationships with national customers, with 80% of development starts since 2009 repeat business
- Fully staffed internal team involved in all aspects of development, including pre-construction and construction to deliver lowest cost projects
- Risk management policies in place to govern development pipeline size and speculative exposure

Track Record	Project Count	Investment ($ millions)	Yield(1)	Estimated Value Creation at Market Cap Rates(2)	Estimated Profit Margin
2005 – 2016 1Q	276	$5,360	8.0%	$972 million	18%
Mar 31 Pipeline	27	694	6.8%	$132 million	19%
Total	303	$6,054	7.9%	$1,104 million	18%

(1) Based on final stabilized initial cash yield; (2) Value creation uses market cap rates at delivery date, with cap rate sources per CBRE and internal records

Select Recent Industrial Development Starts



Southern California
- Build to suit for Wayfair.com
- 1,225,000 SF



Chicago
- Two build to suits for Fellowes and Shorr Packaging
- 499,000 SF and 243,000 SF



Columbus
- Build to suit JV development for Amazon
- 1,016,000 SF



Eastern Pennsylvania
- Speculative development in Lehigh Valley
- 1,104,000 SF



Indianapolis
- Build to suit JV development in Airport submarket for IDS
- 451,000 SF



New Jersey
- Speculative development near Newark Airport
- 495,000 SF; Now 100% leased



St. Louis
- Build to suit for Reckitt-Benckiser
- 715,000 SF



Baltimore
- Speculative development at Port of Baltimore
- 264,000 SF



Dallas
- Build to suit for Shippers Warehouse
- 589,000 SF


WOOD

Houston
- Speculative development
- 110,000 SF; Now 68% leased



South Florida
- Four speculative developments
- 409,000 SF; Now 41% leased



Atlanta
- Speculative development near Hartsfield airport
- 615,000 SF

Select Recent Healthcare Development Starts



Centegra Health
- Chicago, IL
- 80,000 SF

St. Vincent's Women's MOB
- Carmel, IN
- 86,000 SF

Palisades Ambulatory Care
- North Bergen, NJ
- 57,000 SF

Emerus/SCL Health
- Denver, CO
- Four projects; 166,000 SF

Main Line Health
- Philadelphia, PA
- 100,000 SF

Baylor, Scott and White
- Dallas, TX
- 76,000 SF

Bethesda Hospital
- Cincinnati, OH
- 54,000 SF

TriHealth
- Cincinnati, OH
- 69,000 SF



OPERATING STRATEGY

Continuing NOI & NAV Growth



Steady Same Property NOI Growth
(Industrial and MOB only)
3.6%
4.4%
4.5%
5.0%
2013
2014
2015
Q1 2016
On a TTM Basis



Accelerating Rent Growth
(Represents growth in annual net effective rent on renewal leases; Industrial only)
4.3%
9.7%
12.7%
15.2%
2013
2014
2015
Q1 2016



NOI Upside
(in millions)
~ 4.0% Fwd 12-month growth assumption
(escalators + rent growth + occupancy)
$18.3
$456.3
NOI Upside to Achieve Stabilization
$18.1
$87.9
~ 6.7% Growth in NOI to drive NAV
$36.4
$544.2
Same Property NOI
Non-Same Property NOI
Total NOI
Actual Q1 2016 (annualized)
Upside

Consistent Cash Flow Growth


6.4% AFFO CAGR
$1.02
$0.82
$0.68
$1.10
$0.90
$0.68
$1.18
$0.96
$0.68
$1.17
$1.01
$0.89
$0.20/sh Special Div
$1.18
$1.05
$0.72
2012
2013
2014
2015
2016 Guidance
FFO/Share
AFFO/Share
Div/Share


Yusen Logistics, O'Hare submarket, Chicago, IL

CAPITAL STRATEGY

Balanced Debt Maturities


($ in millions)
Only 22% of debt matures through 2018
$8
$390
$331
$ 929
$ 143
$1,513
2016
2017
2018
2019
2020
Thereafter
Weighted Avg Interest Rate
6.33%
5.88%
5.60%
4.31%
6.66%
4.08%
JV Debt
Secured Debt
Unsecured Debt

*As of 5/31/2016

Conservative Relative Debt Structure with Upside

Fixed Charge Coverage Ratio[1],[2]



Industrial Average: 3.6x
3.1x
3.4x
4.3x
3.8x
3.3x
3.3x
3.4x
DRE Actual
DRE Forecast
PLD
EGP
DCT
FR
LPT

Net Debt / EBITDA[1],[2]



Industrial Average: 6.5x
6.0x
5.8x
6.9x
6.7x
6.1x
6.4x
6.4x
DRE Actual
DRE Forecast
PLD
EGP
DCT
FR
LPT

	Debt Profile %[4] Fixed / Variable	Debt Profile %[4] Unsecured / Secured	Wtd Avg Rate
DRE	**87 / 13**	**87 / 13**	**4.80**
PLD	91 / 9	78 / 22	3.20
EGP	84 / 16	67 / 33	3.80
DCT	76 / 24	87 / 13	4.28
LPT	92 / 8	90 /10	4.42
FR	79 / 21	66 / 34	4.53

Refinancing upside to current rates

Debt and Preferred / Market Cap[1],[3]



Industrial Average: 34%
30%
28%
30%
35%
30%
36%
38%
DRE Actual
DRE Forecast
PLD
EGP
DCT
FR
LPT

(1) Source: DRE Actual 3/31 Supplemental – Fixed Charge Coverage current quarter annualized, Net Debt/EBITDA current quarter annualized proforma. Peers 3/31 are current quarter annualized per Wells Fargo Credit research.
(2) Source: DRE 12/31 Forecast – Fixed Charge Coverage and Net Debt/EBITDA current quarter annualized and mid-point of guidance.
(3) Source: DRE 12/31 Forecast – Debt and Preferred / Market Cap based on projected shares and debt at 12/31 using 5/18 closing price.
(4) DRE proforma for $320 million secured loan pay off in May. Peers 3/31 per Wells Fargo Credit research or company supplementals.

Portfolio Operations to Withstand the Next Cycle

Lease Expirations 2016 - 2018



30%
34%
36%
39%
43%
46%
Peer Average: 40%
DRE
FR
DCT
PLD
EGP
LPT

Source: Evercore, Company Supplementals

Development Risk Management



Pipeline as % of GAV
8.0%
6.0%
4.0%
2.0%
79%
62%
47%
58%
37%
31%
Pre-leased - Peer Average 47%
DRE
DCT
PLD
LPT
EGP
FR

Source: Evercore, Company Supplementals

Strong Relative Peer AFFO Payout Ratio



68%
69%
77%
79%
83%
105%
Peer Average: 83%
DRE
FR
DCT
PLD
EGP
LPT

Source: Average of SNL & FactSet 2016 consensus, as of 5/1616. DRE at guidance mid-point

WHY DUKE REALTY

Why Duke Realty?

Superior Asset Quality

- Youngest portfolio in industry and 280,000 square foot average building size produces lower capex, lower turnover, and higher credit tenants including fast growing e-commerce customers
- Benefit from tenant flight to quality in down cycle, more cash flow resilience

Excellent 40 Year Development Track Record

- Development starts have averaged $527 million since 2011 and averaged 69% pre-leased. Estimated margins historically near 20% generating significant value creation
- Land bank fuels incremental long term NAV growth potential

Best in Class Balance Sheet

- Lowest Debt/EBTIDA ratio in sector and expected to continue to improve in 2016
- Excellent access to capital; emphasis on self-funding
- Interest savings from refinancings as higher coupon debt matures
- Positioned for offense as opportunities arise

Lowest Dividend Payout Ratio in Sector

- Positioned for future increases

Investors have endorsed the strategy and execution

- Total return outperformance over 1, 3, and 5 year periods

2016 Range of Estimates

(dollars in millions except per share amounts)

Metrics	2015 Actual	2016 YTD	Range of Estimates		Key Assumptions
			Pessimistic	Optimistic	
Core FFO per Share Attributable to Common Shareholders - Diluted	$1.17	$0.28	$1.15	$1.21	- Continued solid operating fundamentals. - Accretive development projects placed in service. - Near-term dilution from dispositions partially offset by development deliveries.
NAREIT FFO per Share Attributable to Common Shareholders - Diluted	$0.86	$0.26	$1.12	$1.24	- Includes net gains on land sales, debt extinguishment costs and acquisition costs.
Core AFFO per Share Attributable to Common Shareholders - Diluted	$1.01	$0.26	$1.02	$1.08	- Continued benefits from asset repositioning strategy. - Minimal dilution from dispositions.
Average Occupancy (in service, for bulk distribution and medical office only)	96.4%	95.8%	95.4%	96.4%	- Strong leasing economics. - Impact from 5 million square feet of spec development added in 2015 and 2016.
Same Property NOI Growth (for bulk distribution and medical office only)	4.5%	5.0%	2.75%	4.25%	- Occupancy growth slowing. - Continued solid rent growth expected, embedded lease escalators.
Building Acquisitions (Duke share)	$28	$0	$0	$50	- Aggressive pricing for high quality industrial facilities limiting opportunities.
Building Dispositions (Duke share)	$1,818	$90	$600	$900	- Continue to exit office and prune industrial.
Land Sale Proceeds	$132	$4	$20	$60	- Opportunistic investment sales market.
Development Starts (JVs at 100%)	$684	161	$400	$600	- Comprised of industrial and medical office. - Monitor markets for speculative industrial opportunities.
Service Operations Income	$14	$5	$8	$12	- Focus on development over third party work. - Lower fees from joint ventures.
General & Administrative Expense	$51	$18	$52	$48	- Stable G&A expectations.
Effective Leverage	41%	$0	42%	38%	- Deleveraging through dispositions
Fixed Charge Coverage (Most Recent Quarter)	3.1	3.1	3.3	3.6	- Disposition proceeds partially used for further deleveraging. - High coupon debt maturity. - Strong operational performance.
Net Debt to EBITDA (Most Recent Quarter Annualized)	6.0	6.0	6.0	5.6	- Reflects deleveraging and strong operational performance.

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

CoStar Disclaimer

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